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                                                                    Exhibit 13.1


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (subsections (a) and (b) of section 1350, chapter 63 of title 18,
                              United States Code)



     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Empresas ICA, S.A.B. de C.V. (the "Company"), does hereby certify to such officer's knowledge that:



     The annual report on Form 20-F for the year ended December 31, 2007 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:        June 11, 2008             /s/ Jose Luis Guerrero Alvarez
                                       -----------------------------------------

                                        Name: Jose Luis Guerrero Alvarez

                                        Title: Chief Executive Officer


Dated:        June 11, 2008             /s/ Alonso Quintana Kawage
                                       -----------------------------------------

                                        Name: Alonso Quintana Kawage

                                        Title: Chief Financial Officer